MANAGED PORTFOLIO SERIES

LK Balanced Fund

(the “Fund”)

Supplement dated June 5, 2013 to:

Prospectus for the Fund dated June 26, 2012.

Effectively immediately, the Fund has reduced the minimum initial investment for its Institutional Class Shares from $50,000 to $5,000 for IRA accounts.

The following disclosure in “Purchase and Sale of Fund Shares” table on page 6 is deleted and replaced with the following:

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (LK Balanced Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer by contacting the Fund by telephone at 855-698-1378 or through a financial intermediary.  The minimum initial investment amount for purchases of shares of the Fund is $50,000 for regular accounts and $5,000 for individual retirement accounts.  Subsequent purchases may be made with a minimum investment amount of $500.

Additionally, the fourth paragraph of the section entitled “How to Purchase Fund Shares” beginning on page 14 is deleted and replaced with the following:

Investment Minimums.  The minimum initial investment amount is $50,000 for regular accounts and $5,000 for individual retirement accounts.  The minimum investment amount for subsequent investments is $500.  The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 855-698-1378.

This supplement should be retained with your Prospectus for future reference.